SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2005

Commission File Number 000-26076

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant)

Maryland	52-1494660
(State of organization)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road

Cockeysville, MD  21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrant’s telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SINCLAIR BROADCAST GROUP, INC.

Item 8.01 Other Events

On May 16, 2005, Sinclair Broadcast Group, Inc. (the “Company”) announced via press release that the Company’s Board of Directors had elected to exercise the right to exchange all of the Company’s issued and outstanding Series D Convertible Exchangeable Preferred Stock (“Preferred Stock”) for Exchange Debentures (the “Debentures”) on June 15, 2005 (the “Exchange Date”).   Following the Exchange Date, the Preferred Stock will cease to exist and will be delisted from the Nasdaq National Market.  The Debentures will mature on September 15, 2012 and will bear interest at a rate of 6% annually, payable quarterly.  The Debentures will be convertible into Class A Common Stock.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 Sinclair Press Release (dated May 16, 2005) SBG Announces Exchange of Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By:	/s/ David R. Bochenek
Name:	David R. Bochenek
Title:	Chief Accounting Officer

Dated: May 20, 2005